                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 24, 1998

                       Chase Mortgage Finance Corporation
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                (Exact name of registrant specified in Charter)





   Delaware                       333-56081                      52-1495132
---------------           ------------------------           -------------------
(State or other           (Commission File Number)              (IRS Employee
jurisdiction of                                              Identification No.)
incorporation)








     343 Thornall Street  Edison, NJ                          08837
-----------------------------------------                   ---------
(Address of principal executive offices)                    Zip Code




          Registrant's telephone, including area code: (732) 205-0600



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         (Former name and former address, if changed since last report)

ITEM 5.  Other Events

         Filing of Legality and Tax Opinions

                  Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to legality of the Company's Series 1998-S7 Multi-Class Mortgage Pass-Through Certificates and certain tax matters relating thereto.

ITEM 7.  Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -------------

(99.1)                                      Legal Opinion

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CHASE MORTGAGE FINANCE
                                                     CORPORATION

November 24, 1998

                                              By:   /s/ Eileen A. Lindblom
                                                    --------------------------
                                              Name:  Eileen A. Lindblom
                                              Title: Vice President

                                                 INDEX TO EXHIBITS

Exhibit No.       Description               Page
-----------       -----------               ----

(99.1)            Legal Opinion              5